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VIDEO: HIT'S FIRST WEBINAR ON INVESTMENT STRATEGY



(To play video, click above image or use this link.)

The AFL-CIO Housing Investment Trust believes it is well positioned to continue generating competitive returns in the challenging market for fixed-income investors, Chang Suh told investors and consultants who participated in the HIT's first live webinar on November 13. Suh, who is the HIT's Senior Executive Vice President and Chief Portfolio Manager, discussed the value of the HIT's investment strategy and responded to questions from investors and their consultants.

Suh emphasized that in this challenging fixed-income market, the HIT's investment strategy provides the opportunity to capture higher yields for the portfolio because interest rates have risen significantly and spreads to Treasuries have widened for the multifamily securities in which the HIT specializes. The HIT is selectively pursuing higher-yielding multifamily investment opportunities, he said, which are expected to offer investors additional yield and less credit risk relative to the benchmark, the Barclays Capital Aggregate Bond Index. The HIT has a strong project pipeline and intends to increase its holdings of these multifamily assets from the current 60% to as much as 70% of the portfolio, he said. These new investments, together with current portfolio assets,



Chang Suh
Senior EVP and Chief Portfolio Manager, HIT

Contact Us

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW
Suite 200
Washington, DC 20037
Phone: 202-331-8055
Fax: 202-331-8190
www.aflcio-hit.com

are expected to help the HIT continue to achieve its objective of generating competitive returns for investors as well as the desirable collateral benefits of union job creation and affordable housing.

Co-hosting the webinar was HIT's Lesyllee White, Senior Vice President and Managing Director of Marketing. "We are very pleased with the response to this inaugural HIT webinar," White said. "We were happy to have an opportunity to interact with investors and their consultants to discuss why the HIT can be a prudent investment choice in today's market."

To read a report on the HIT's current investment strategy, follow this link.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-9055 or view it here.

About the HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. It manages over $4.6 billion in assets for 370 investors, which include union and public employee pension plans. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible, economically targeted investing, with a nearly 50-year track record that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $6.8 billion to finance nearly 110,000 units of housing nationwide, generating 72,000 union jobs.

For information on the AFL-CIO Housing Investment Trust, please call 202-331-8055 for a free Prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The Prospectus contains this and other information. Read it carefully before investing.